SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 27, 2000
              (Date of earliest event reported: November 24, 2000)

                       OBJECTIVE SYSTEMS INTEGRATORS, INC.

             (Exact name of Registrant as specified in its charter)

           Delaware                        0-26886                68-0239619
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

                  101 Parkshore Drive Folsom, California   95630
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 353-2400
              (Registrant's telephone number, including area code)


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         ITEM 5. OTHER EVENTS

         On November 24, 2000, the Objective Systems Integrators, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Agilent Technologies, Inc. ("Agilent") and Tahoe Acquisition Corp., a wholly-owned subsidiary of Agilent (" Merger Sub"). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the "Offer") for all of the issued and outstanding shares of common stock, par value $.001 per share (the "Shares"), of the Company, at a purchase price of $17.75 per share. Upon consummation of the Offer, Merger Sub will merge with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Agilent. In the Merger, the remaining common shareholders of the Company will become entitled to receive the per share consideration paid in the Offer.

         In connection with the Merger Agreement, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, certain shareholders of the Company, two of whom serve as directors and executive officers of the Company, concurrently with the execution and delivery of the Merger Agreement, entered into a Tender and Voting Agreement, dated as of November 24, 2000 (the "Tender and Voting Agreement"), with Agilent and Merger Sub, pursuant to which such shareholders agreed, among other things, to tender the Shares held by them in the Offer and to grant Agilent a proxy with respect to the voting of such Shares, all upon the terms and subject to the conditions set forth in the Tender and Voting Agreements. A copy of the Tender and Voting Agreement is filed herewith as Exhibit A to the Merger Agreement and incorporated by reference.

         On November 27, 2000, the Company issued a press release announcing the Merger Agreement under which Agilent will acquire the Company. The Merger Agreement and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety. The foregoing description of the Merger Agreement and Tender and Voting Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of such agreements.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

99.1 Agreement and Plan of Merger, dated as of November 24, 2000, by and between Agilent Technologies, Inc., Tahoe Acquisition Corp. and Objective System Integrators, Inc.; and Exhibit A attached thereto

99.2   Press Release issued by the Registrant dated November 27, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OBJECTIVE SYSTEMS INTEGRATORS, INC.

                              By:  /s/  Philip N. Cardman
                                   -------------------------------
                                   Philip N. Cardman
                                   Vice President, General Counsel and Secretary

Dated:  November 27, 2000



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                                  Exhibit Index

Exhibit No.                        Description

99.1 Agreement and Plan of Merger, dated as of November 24, 2000, by and between Agilent Technologies, Inc., Tahoe Acquisition Corp. and Objective System Integrators, Inc., and Exhibit A attached thereto

99.2       Press Release issued by the Registrant dated November 27, 2000.


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